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                    EXHIBIT 10.4   AMERICAN BANK OF CONNECTICUT
                           DIRECTORS STOCK OPTION PLAN
  (AS ASSUMED BY AMERICAN FINANCIAL HOLDINGS, INC., EFFECTIVE JANUARY 18, 2002)





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                          AMERICAN BANK OF CONNECTICUT
                           DIRECTORS STOCK OPTION PLAN
  (AS ASSUMED BY AMERICAN FINANCIAL HOLDINGS, INC., EFFECTIVE JANUARY 18, 2002)


        1. PURPOSE OF THE PLAN. The Plan shall be known as the American Bank of Connecticut Directors Stock Option Plan. The purpose of the Plan is to attract and retain the best available Directors for American Bank of Connecticut.

        2.  DEFINITIONS.  As used herein, the following definitions shall apply.

        (a)    "BANK" shall mean American Bank of Connecticut.

        (b)    "BOARD" shall mean the Board of Directors of the Bank.

        (c) "COMMON STOCK" shall mean common stock, par value One Dollar ($1.00) per share, of the Bank.

        (d) "ELIGIBLE DIRECTOR" shall mean a director of the Bank who is not also an employee of the Bank.

        (e) "EFFECTIVE DATE" of this Plan shall mean the date of attainment of Stockholder approval as provided in Section 10.

        (f)    "OPTION" shall mean a stock option granted pursuant to this Plan.

        (g) "OPTIONEE" shall mean an Eligible Director who receives an option.

        (h) "PLAN" shall mean the American Bank of Connecticut Directors Stock Option Plan.

        3. SHARES SUBJECT TO THE PLAN. Except as otherwise required by the provisions of section 10 hereof, the aggregate number of shares of Common Stock deliverable upon the exercise of Options pursuant to the Plan shall not exceed One Hundred Twenty Thousand (120,000). Such shares may either be authorized but unissued or treasury shares.

        4.  ADMINISTRATION OF THE PLAN.

        (A) THE PRESIDENT OF THE BANK SHALL ADMINISTER THE PLAN. The President of the Bank is hereby authorized to execute instruments evidencing Options on behalf of the Bank and to cause them to be delivered to the Optionees.

        (B) DISTRIBUTIONS OF OPTIONS ON SHAREHOLDER APPROVAL. Upon attainment of Shareholder approval of this Plan, the President of the Bank shall issue Options for Five Thousand (5,000) shares to each then serving Eligible Director.



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        (C) FUTURE  DISTRIBUTION  OF OPTIONS.  The  President  of the Bank shall issue an Option for Three Thousand (3,000) shares to each Eligible Director upon his election or re-election to the Board of Directors of the Bank.

        5.  TERM OF PLAN - TERM OF OPTIONS.

        (A) The Plan shall continue in effect for a term of ten (10) years from its Effective Date, unless sooner terminated pursuant to section 12.

        (B) The term of each Option granted under the Plan shall be ten (10) years.

        6. OPTION PRICE. The price per share at which each Option granted under the Plan may be exercised shall be the fair market value of the stock at the time such Option is granted.

        7. EXERCISE OF OPTION. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Options granted to the Optionee. An Option may not be exercised for a fractional share. An Option granted pursuant to the Plan may be exercised, subject to provisions relative to its termination and limitations on its exercise, from time to time only by (a) written notice of intent to exercise the option with respect to a specified number of shares, and (b) payment to the Bank (contemporaneously with delivery of each such notice), in cash or by certified bank cashier's or teller's check, of the amount of the Option price of the number of shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Secretary of the Bank at the Bank's executive offices.

        8. NON-TRANSFERABILITY OF OPTIONS. Options granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

        9. ADJUSTMENTS. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or other similar corporate change, whether or not the Bank is the surviving corporation, then if the President shall determine, in his sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding Option and the Option prices or in the maximum number of shares subject to this Plan, such adjustments shall be made by the President and shall be conclusive and binding for all purposes of this Plan. No adjustments shall be made in connection with the issuance by the Bank of any warrants, rights or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

        10. APPROVAL BY SHAREHOLDERS. This Plan shall not become effective unless approved by the stockholders of the Bank.


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        11.  MODIFICATION  OF PLAN.  This  Plan may not be  modified  except  as provided in section 9, without the approval of the stockholders of the Bank.

        12. TERMINATION OF PLAN. The Board may terminate this Plan provided such termination does not impair any rights of an Optionee under an outstanding Option.

        13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of Federal and State law and the rules and regulations issued thereunder and the requirements of any stock exchange upon which the shares may then be listed.

        14. RESERVATION OF SHARES. The Bank during the term of this Plan, will reserve and keep available a number of shares sufficient to satisfy the requirements of the Plan.



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